EXHIBIT 99.2

                       Enhancing Shareholder Value through
                         Creation of a Premier Southeast
                          Financial Services Franchise

                                 [AmSouth Logo]

                                   Merges with

                              [First American Logo]

                            Forward Looking Statement

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of AmSouth Bancorporation and, assuming the consummation of the merger, a combined AmSouth Bancorporation/First American Corporation including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger; and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of AmSouth Bancorporation and First American Corporation are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the business in which the combined company would be engaged.





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


                       AmSouth Merges With First American

Terms of the Transaction

Strategic Rationale

Pro Forma Financial Impact

AmSouth's Record of Performance

Summary



Appendix





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


                            Terms of the Transaction





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


                               Transaction Summary

Fixed Exchange Ratio:                     1.871 AmSouth shares per First
                                          American share

Price Per First American Share(1)         $53.09

Structure:                                Merger; Pooling of interests;
                                          Tax-free exchange; 19.9% cross
                                          options in place

Transaction Value:                        $6.3 Billion

Expected Closing:                         Fourth quarter 1999

Due Diligence:                            Completed, including Y2K review

Systems Conversion:                       Second quarter 2000



(1)   Based on AmSouth's price per share of $28.375 as of May 28, 1999.





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


                               Transaction Summary

Management:                               C. Dowd Ritter - President and CEO

                                          Dennis C. Bottorff - Chairman

                                          Sloan Gibson - CFO and head of
                                          integration team

Board of Directors:                       17 members

                                            AmSouth 12

                                            First American 5

Ownership:                                44% AmSouth / 56% First American

Name:                                     AmSouth Bancorporation

Headquarters:                             Birmingham, Alabama





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


                              Compelling Economics

--    Substantially Accretive to EPS
      -     2000 Accretion = 2.7%
      -     2001 Accretion = 9.1%

--    Internal Rate of Return Significantly Exceeds AmSouth's Cost of Equity
      -     IRR = 15.5%

Note: 2000 EPS accretion assumes cost saves 75% phased-in; revenue enhancements 50% phased-in; and leveraging of excess capital 60% phased-in.





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


                               Principal Benefits

--    Enhances Shareholder Value
      -     Accelerated earnings growth
      -     Strong and sustainable ROE
      -     Improved operating efficiency
      -     Increase in noninterest income as a percentage of total revenues

--    Further Diversifies Revenue and Earnings Mix
      -     More balanced loan portfolio
      -     Addition of high return fee generating businesses
      -     Expanded regional footprint

--    Creates a Premier Southeast Financial Services Franchise
      -     Leading positions in key markets
      -     Enhanced scale across all products and services





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


                            Manageable Execution Risk

--    Conservative Assumptions for Revenue and Expense Synergies
--    Natural Extension of Franchise to Complementary and Contiguous Markets
--    Due Diligence is Complete, Including Y2K and Credit
--    Common Platforms
--    Common Systems Facilitate Ease of Transition
      -     Deposit system
      -     Commercial loan system
      -     Consumer loan system
      -     Trust system
      -     Treasury services





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


                               Strategic Rationale





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


                      Premier Southeast Financial Services
                                    Franchise

--    $40B in Assets; $28B in Deposits

--    $11 +B Market Cap

--    Over 2 Million Households

--    680 Branches in 9 States

--    #1 ATM Network in the Southeast (1,350 ATM's)

--    #3 Small Business Lender HQ'd in the Southeast

--    #3 Bank-owned Leasing Company in the Southeast



Combined Company's Deposits by State

[Geographical Chart showing the following:

AmSouth

            - Florida - 18.2%

            - Alabama - 24.6%

AmSouth and First American

            - Tennessee - 35.0%

            - Georgia - 1.0%

First American

            - Virginia - 0.6%

            - Kentucky - 0.8%

            - Mississippi - 13.6%

            - Louisiana - 5.4%

            - Arkansas - 0.8%]

Source:     Sheshunoff Database.




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


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


                         Attractive Market Demographics

                                             Personal                 Median HH
Growth Rates 1998 - 2003       Population     Income     Households    Income
                               ----------     ------     ----------    ------

United States                      4.2%        21.6%        5.3%       15.4%

Southeast                          5.3%        23.5%        6.5%       15.9%
----------------------------------------------------------------------------

The New AmSouth                    5.9%        24.3%        7.1%       16.0%
----------------------------------------------------------------------------



  Source: Woods & Poole Economics





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


                          Leading Share in Key Markets

($ in billions)

                                               Deposit
                                            Market Share    Total     Branch
Top Ten MSA's                                   Rank      Deposits    Offices
-------------                                   ----      --------    -------

Nashville, TN                                     1         $3.7        65

Birmingham, AL                                    2          2.7        40

Tampa - St. Petersburg - Clearwater, FL           4          2.1        44

Jackson, MS                                       2          1.7        30

Knoxville, TN                                     2          1.3        27

Chattanooga, TN                                   1          1.2        35

Mobile, AL                                        2          1.1        22

Tri-Cities, TN                                    1          0.9        18

Pensacola, FL                                     1          0.6        14

Montgomery, AL                                    3          0.5        10

  Source:  Sheshunoff Data Services





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


                             Strengthened Investment
                                Services Platform

-- Largest Third-party Marketer of Investment and Insurance Products in the United States (IFC Holdings, Inc.)
      -     Over $5 billion of products sold in 1998
      -     400 financial institution clients in 44 states
      -     2,500 registered reps

--    Substantial Mutual Fund and Asset Management Capabilities
      -     $6.5 billion of assets under management
      -     37 proprietary mutual funds

-- Largest Bank Platform Annuity Sales Force in the Southeast and Among the Largest in the Country With Over 1,400 Licensed Employees

--    168 Full Service Brokers




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


                    Enhanced Noninterest Income Contribution

AMSOUTH ($319MM)
[Pie Chart]

Services Charges               $105M      32%
Trust                           $67M      21%
Investment Services             $31M      10%
Mortgage                        $18M       6%
Other                           $98M      31%


FIRST AMERICAN ($471M)
[Pie Chart]

Services Charges               $132M      28%
Trust                           $43M       9%
Investment Services            $151M      33%
Mortgage                        $49M      10%
Other                           $96M      20%


PRO FORMA COMBINED ($790M)
[Pie Chart]

Services Charges               $237M      30%
Trust                          $110M      14%
Investment Services            $182M      23%
Mortgage                        $67M       8%
Other                          $194M      25%


                      NONINTEREST INCOME TO TOTAL REVENUES

AMSOUTH:  31%         FIRST AMERICAN:  39%        PRO FORMA COMBINED:  35%

Note: Financial data for the twelve months ended December 31, 1998. Excludes nonrecurring items.





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


                               Pro Forma Financial
                                     Impact





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


                            Immediate and Substantial
                                  EPS Accretion

($ in millions, except per share data)        2000        2000 Fully     2001
                                            Projected     PhasedIn     Projected
                                            ---------     ----------   ---------

Projected Net Income

  AmSouth                                   $ 327         $ 327        $ 362

  First American                              353           353          388
                                            -----         -----        -----

    Pro Forma Combined                      $ 680         $ 680        $ 750
                                            -----         -----        -----

Adjustments (After-Tax)

  Cost Savings                              $  62         $  82        $  89

  Incremental Revenue                           7            14           16

  Leverage of Excess Equity                     6            13           35
                                            -----         -----        -----

Pro Forma Earnings                          $ 755         $ 789        $ 890

Pro Forma EPS                               $1.88         $1.96        $2.21

AmSouth's EPS Estimates                     $1.83         $1.83        $2.03

EPS Accretion                               $0.05         $0.13        $0.18

EPS % Accretion                              2.7%          7.1%         9.1%

Note: Earnings estimates based on First Call as of May 20, 1999; 2000 phase-ins reflect 50% revenue enhancements, 75% cost savings and 60% leveraging excess capital; Excludes merger related charges.





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


                      Transaction Accelerates AmSouth's EPS
                                   Growth Rate

[Graph showing following:

Am South Stand Alone EPS:

1995A $0.88/33%

1996A $1.03/17%

1997A $1.21/17%

1998A $1.45/20%

1999E $1.63/12%

2000E $1.83

2001E $2.03

Pro Forma EPS:

2000E $1.88/15% (showing accretion = 2.7%) -- $1.96(1)

2001E $2.21/18% (showing accretion = 9.1%)

Note: 1995-1998 as reported for AmSouth. Estimates 1999 - 2000 based upon First Call consensus estimates as of May 20, 1999. (1) Pro forma EPS including fully phased in synergies.]





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


                             Enhanced Profitability



                                                   2000 Pro      2001 Pro
                                     ASO 1Q99      Forma(1)        Forma
                                     --------      --------      --------

ROE                                    20.1%         21.5%         22.5%

ROA                                     1.4           1.5           1.6

Efficiency                             56.0          50.1          47.2

NIR to Total Revenue                   32.8          36.0          37.0



(1) 2000 phase-in reflects 50% of target revenue enhancements, 75% of target cost savings and 60% of target leveraging of excess capital.
      Excludes merger related charges.







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


                              Transaction Synergies

--    Cost Savings - $133 Million Pre-tax (18% of First American's NIE)

--    Revenue Enhancements - $23 Million Pre-tax (5% of First American's NIR)

--    Leverage of Excess Equity - $30 Million Pre-tax







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


                            Conservative Cost Savings

($ in millions)

      Pre-tax Cost Savings

            Operations / Systems                               $50

            Staff / Support Areas                               41

            Branch Consolidation                                12

            Facilities / Purchasing / Contracts                 30
                                                              ----

            Total                                             $133



               18% of First American's Total Noninterest Expenses





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


                              Revenue Enhancements

-- Revenue Enhancements are a Modest 5% of FAM's Noninterest Revenue Base = $23 Million Pre-tax

--    Specific Items Include:
      -     Platform annuity improvements = $15 - 19 million
      -     Consumer lending = $8 - 15 million
            -     Growth in home equity lending
            -     Risk based pricing

--    Additional Opportunities Include:
      -     Market by market deposit pricing
      -     Mutual fund sales through INVEST
      -     Bank owned life insurance
      -     Improved indirect lending performance profile







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


                          Merger & Integration Charges

($ in millions)

      Pre-tax Charges:

            Employee Related                                  $146

            Branch / ATM / Marketing                            31

            Operations & Data Processing                        64

            Transaction Related Costs                           55
                                                              ----

              Total                                           $296







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


                         Comparable Transaction Pricing

                                   Price to
                                   Forward EPS    Price    Premium to     Cost
Acquiror                Target     Estimate     to Book     Market    Savings(1)
--------                ------     --------     -------     ------    ----------

AmSouth              First American     18.9x        3.4x       30%         18%

Firstar              Mercantile         21.0x        3.4x       29%         20%

SunTrust             Crestar            25.8         4.3        31          17

Star                 Firstar            22.1         4.1        27          19

Regions              First Commercial   23.3         3.8         3          22

First American       Deposit Guaranty   25.8         4.2        22          22

National City        First of America   22.9         3.8        36          27

First Bank System    US Bancorp         17.4         3.4        22          28

                                Mean    22.6x        3.8x       24%         22%

                              Median    22.9         3.8        27          22



(1) Announced cost savings and revenue enhancement ratios based upon target LTM financials





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


                         Comparable Transaction Pricing

                                        Forward P/E            % of Acquiror P/E
                                        -----------            -----------------
                                                  Trans-                 Trans-
                                                  action                 action
                                          Trans-  with       Trans-      with
Acquiror        Target         Acquiror   action Synergies   action    Synergies
--------        ------         --------   ----------------   ------    ---------

AmSouth         First American   16.6x    18.9x   14.0x      114%       84%

Firstar         Mercantile       26.1 x   21.0x   17.3x       81%       66%

SunTrust        Crestar          23.6     25.8    17.8       109        75

Star Banc       Firstar          22.0     22.1    16.3       101        74

Regions         First            16.9     23.3    16.1       138        95
                 Commercial

First American  Deposit          20.6     25.8    16.5       125        80
                 Guaranty

National City   First of         16.9     22.9    14.1       136        84
                 America

First Bank      US Bancorp       14.5     17.4    11.6       120        80
  System
                Mean             20.1 x   22.6x   15.7x      116%       79%

                Median            20.6    22.9    16.3      120         80





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


                               AmSouth's Record of
                                   Performance







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


                              Goals Set / Goals Met

                                                 EPS Growth            ROE
                                                 ----------            ---

                                                  12 - 15%
Strategic Goals For 1999 and Beyond               Annually          20 - 22%
-----------------------------------

  First Quarter 1999 Results                        15.7%             20.1%

Three Year Goals 1997 - 1999                      18% CAGR            18%+
----------------------------

  1998 Results                                      19.2%             18.6%
  1997 Results                                      18.2%             16.5%

One Year Goal 1996 - 1997                       10% Per Annum         15%+
-------------------------

  First Quarter 1997                                18.1%             15.9%
  1996 Results                                      16.7%             14.3%





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


                               Superior EPS Growth

[GRAPH showing the following:

$ Per Share

1Q95 -- $0.20

2Q95

3Q95

4Q95

1Q96 -- $0.26

2Q96

3Q96

4Q96

1Q97  -- $0.29

2Q97

3Q97

4Q97

1Q98 -- $0.34

2Q98

3Q98

4Q98

1Q99 -- $0.39

* 3Q96 excludes one-time SAIF assessment]







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


                          Consistently Improving ROE's

[GRAPH showing the following:

1Q95 - 12.3

2Q95 - 12.2

3Q95 - 13.4

4Q95 - 13.7

1Q96 - 13.8

2Q96 - 14.3

3Q96 - 14.4

4Q96 - 14.8

1Q97 - 15.9

2Q97 - 16.3

3Q97 - 16.6

4Q97 - 17.2

1Q98 - 18.0

2Q98 - 18.5

3Q98 - 18.7

4Q98 - 19.1

1Q99 - 20.1

* 3Q96 excludes one-time SAIF assessment]

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


                           Working For The Shareholder

                          AmSouth Market Capitalization

($'s in Billions)

[GRAPH with $4.0 Billion Increase]







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


                                     Summary

--    Financially compelling
      -     Immediately and substantially accretive
      -     Strong, sustainable ROE
      -     IRR significantly exceeds cost of equity

--    Leading southeastern franchise
      -     2 million households in key markets
      -     High growth demographic profile

--    Enhances strategic position
      -     Broadens product line and revenue sources
      -     Improved operating efficiency creates competitive advantage

--    Manageable execution risk





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


                                    Appendix






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


                             Combined Balance Sheet

($ in millions, as of March 31, 1999)

                                            ASO         FAM        Combined
                                            ---         ---        --------

Loans                                   $ 13,194      $ 11,469     $ 24,663

Securities                                 5,119         6,859       11,978

Other Earning Assets                         123           201          324
                                            ----          ----         ----

Total Earning Assets                      18,436        18,529       36,965

Loan Loss Allowance                         (177)         (190)        (367)

Other Assets                               1,825         1,987        3,812
                                           -----        -------       -----

    Total Assets                        $ 20,084      $ 20,326     $ 40,410
                                        ========      ========     ========

Total Deposits                          $ 12,945      $ 14,435     $ 27,380

Purchased Funding                          5,308         3,760        9,068

Other Liabilities                            403           313          716

Stockholders' Equity                       1,428         1,818        3,246
                                          ------        ------        -----

    Total Liabilities & Equity          $ 20,084      $ 20,326     $ 40,410
                                        ========      ========     ========







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


                                Balanced Loan Mix

($ in millions, as of March 31, 1999)



                                  ASO             FAM            Combined
                            --------------  ---------------   ---------------

                            Balances   Mix  Balances    Mix   Balances    Mix
                            --------   ---  --------    ---   --------    ---

Commercial Real Estate      $ 3,587    27%  $ 1,460    13%    $ 5,047    20%

Commercial Loans & Leases     3,622    28     5,568    49       9,190    37

Residential First Mortgages   1,419    11     1,421    12       2,840    12

Home Equity                   1,850    14       391     4       2,241     9

Consumer                      2,716    20     2,639    22       5,355    22
                             ------    --   -------    --    --------    --

     Total                 $ 13,194   100%  $11,479   100%   $ 24,673   100%
                           ========   ===   =======   ===    ========   ===





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


                            Favorable Deposit Mix

($ in millions, as of March 31, 1999)



                                  ASO             FAM            Combined
                            --------------  --------------    ---------------
                            Balances   Mix  Balances    Mix   Balances    Mix
                            --------   ---  --------    ---   --------    ---

Noninterest-Bearing Demand  $ 2,159    17%  $ 2,820    19%    $ 4,979    18%

Interest-Bearing Demand       4,483    35     5,373    37       9,856    36

Savings                         969     7     1,046     7       2,015     7

Time                          4,396    34     3,693    25       8,089    29

CD's > $100,000                 938     7     1,670    12       2,608    10
                               ----    --   -------    --     -------   ---

     Total                  $12,945   100%  $14,602   100%   $ 27,547   100%
                            =======   ===   =======   ===    ========   ===







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


                               Net Interest Margin

(For the quarter ended March 31, 1999)

                                          ASO            FAM         Combined
                                          ---            ---         --------

Yields
------

  Loan Yield                             8.42%          8.29%          8.36%

  Investment Yield                       6.90           6.55           6.70

  Earning Assets                         7.98           7.57           7.77

Rates Paid
----------

  Interest-Bearing Deposits              4.12%          3.74%          3.93%

  Interest-Bearing Liabilities           5.11           4.83           5.00

Spreads
-------

  Incremental Interest Spread            3.54%          3.57%          3.55%

  Net Interest Margin                    4.08           4.23           4.15







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


                             Strong Asset Quality

(As of March 31, 1999)



                                          ASO            FAM         Combined
                                          ---            ---         --------

Allowance/Loans                          1.34%          1.65%          1.49%

Annualized Net Charge-offs/              0.28%          0.33%(1)       0.30%
Average Loans

NPAs / Loans + OREO                      0.59%          0.47%          0.53%

Allowance / Non-Performing                 265%           415%           326%
Loans



(1) Net charge-offs for 1Q99 exclude a $7.9 million charge-off on a single loan to a sub-prime lender.







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


                                Capital Ratios

($ in millions, as of March 31, 1999)



                                          ASO            FAM         Combined
                                          ---            ---         --------

Average Equity                           $1,421         $1,805         $3,226



Equity to Assets Ratio                   7.18%          8.90%          8.05%

Total Capital Ratio                     10.78%         12.58%         11.61%

Leverage Ratio                           6.07%          7.99%          7.04%







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